Exhibit 99.1

INDEX

Page
Condensed Financial Statements for nine months ended September 30, 2013 and 2012:
Balance Sheets	2
Statements of Operations	3
Statements of Equity	4
Statements of Cash flows	5
Notes to the Condensed Financial Statements	6
Report of Independent Registered Public Accounting Firm	11
Financial Statements for the year ended December 31, 2012 and 2011:
Balance Sheets	12
Statements of Operations	13
Statements of Equity	14
Statements of Cash flows	15
Notes to the Financial Statements	16
Pro-forma Condensed Combined Financial Statements:
Pro-forma Condensed Combined Balance Sheets as of September 30, 2013	2
Pro-forma Condensed Combined Statements of Operations and Comprehensive Gain for the nine months ended September 30, 2013	3
Pro-forma Condensed Combined Statements of Operations and Comprehensive Loss for the year ended December 31, 2012	4
Notes to the Pro-forma Condensed Combined Financial Statements	5

1

AVCOM, INC.

CONDENSED BALANCE SHEETS

	September 30, 2013 (Unaudited)	December 31, 2012*
ASSETS
Current assets:
Cash and cash equivalents	$49,930	$280,539
Accounts receivable	971	1,248
Total current assets	50,901	281,787

Equipment, net	5,625	3,457
Total assets	$56,526	$285,244

LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	$-	$43,839
Virtual currency accrual	10,000	10,000
Total current liabilities	10,000	53,839

Total liabilities	10,000	53,839

STOCKHOLDERS' EQUITY
Preferred stock, $0.00001 par value, 1,794,500 shares authorized, 1,794,083 shares issued and outstanding at September 30, 2013 and December 31, 2012	494,003	494,003
Common stock, $0.00001 par value, 20,000,000 shares authorized, 12,147,894 and 12,277,320 shares issued and outstanding at September 30, 2013 and December 31, 2012	122	123
Additional paid in capital	30,065	16,968
Accumulated deficit	(477,664)	(279,689)
Total stockholders' equity	46,526	231,405

Total liabilities and stockholders' equity	$56,526	$285,244

* Derived from audited financial information

See accompanying notes to condensed financial statements.

2

AVCOM, INC.

CONDENSED STATEMENTS OF OPERATIONS

	For the nine months ended September 30,
	2013 (Unaudited)	2012 (Unaudited)
Revenue:
Advertising revenue	$104,225	$158,615
Consulting revenue	60,000	-
Total revenue	164,225	158,615

Operating expenses:
General and administrative	315,390	212,947
Advertising	46,810	94,935
Total operating expenses	362,200	307,882

Net loss	$(197,975)	$(149,267)

See accompanying notes to condensed financial statements.

3

AVCOM, INC.

CONDENSED STATEMENTS OF STOCKHOLDERS’ EQUITY

	Preferred Stock		Common Stock		Additional paid-in	Accumulated	Total stockholders’
	Shares	Amounts	Shares	Amounts	capital	deficit	equity
Balance, December 31, 2012	1,794,083	$494,003	12,277,320	$123	$16,968	$(279,689)	$231,405
Repurchase of Common Stock	-	-	(129,426)	(1)	-		(1)
Stock-based compensation expense	-	-	-	-	13,097		13,097
Net loss	-	-	-	-	-	(197,975)	(197,975)
Balance, September 30, 2013	1,794,083	$494,003	12,147,894	$122	$30,065	$(477,664)	$46,526

See accompanying notes to condensed financial statements.

4

See accompanying notes to condensed financial statements.

AVCOM, INC.

CONDENSED STATEMENTS OF CASH FLOWS

	Nine months ended September 30,
	2013 (Unaudited)	2012 (Unaudited)
Cash flows from operating activities:
Net loss	$(197,975)	$(149,267)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	666	225
Stock-based compensation expense	13,097	5,262
Net changes in assets and liabilities:
Accounts receivable	277	12,837
Prepaid expenses	-	300
Accounts payable and accrued expenses	(43,839)	18,478
Net cash used in operating activities	(227,774)	(112,165)

Cash flows from investing activities:
Purchase of equipment	(2,834)	(3,878)
Net cash used in investing activities	(2,834)	(3,878)

Cash flows from financing activities:
Repurchase of Member Units	(1)	(2,307)
Issuance of Series Seed Preferred Stock, net of issuance costs	-	469,998
Net cash provided by financing activities	(1)	467,691

Net change in cash and cash equivalents	(230,609)	351,648
Cash and cash equivalents, beginning of period	280,539	24,425
Cash and cash equivalents, end of period	$49,930	$376,073

Supplemental disclosure of non-cash financing activities:
Conversion of notes payable into Series Seed Preferred Stock	$-	$30,000
Conversion of Members Units into Common Stock	$-	$7,500

Supplemental disclosure of cash flow information:
Cash paid for taxes	$2,744	$2,171

See accompanying notes to condensed financial statements.

5

AVCOM, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

NOTE A - NATURE OF OPERATIONS AND BASIS OF PRESENTATION

[1]	Nature of operations

Avcom, Inc. (the “Company”), a Delaware corporation, develops, markets and operates online games which are accessible through the Company’s owned and operated website, Freeawesome.com. All of the Company’s games are free to play and revenues are generated through advertising. The Company also generates revenue via consulting services contracts.

The Company was formed as a limited liability company in the State of Delaware on April 19, 2007 and was converted into a corporation effective May 24, 2012 (see Note D).

[2]	Liquidity

The accompanying financial statements have been prepared on a going-concern basis, which contemplates the continuation of operations, realization of assets, and liquidation of liabilities in the ordinary course of business.

Since inception in 2010, the Company has generated a cumulative loss of $477,664 and has incurred net operating cash outflows of $447,682. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management intends to fund future operations through additional equity offerings, future revenues or a potential sale of the Company (see also Note I). There can be no assurance that the Company will be successful in obtaining financing at the level needed for long-term operations or on terms acceptable to the Company, or that the Company will achieve profitability or positive cash flows or that the Company will be successful in its efforts to sell the Company. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[1]	Basis of presentation

The balance sheet as of September 30, 2013, the statements of operations for the nine months ended September 30, 2013, and 2012, the statement of stockholders’ equity for the nine months ended September 30, 2013 and the condensed statements of cash flows for the nine months ended September 30, 2013 and 2012, and related disclosures contained in the accompanying notes, are unaudited. The condensed balance sheet as of December 31, 2012 is derived from the audited financial statements. The financial statements are presented on the basis of accounting principles that are generally accepted in the United States for interim financial information and in accordance with the instructions of the SEC on Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all the information and footnotes required by accounting principles generally accepted in the United States for a complete set of financial statements. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the condensed balance sheet as of September 30, 2013 and the results of operations and cash flows for the nine months ended September 30, 2013 and 2012 have been made. The results for the nine months ended September 30, 2013 are not necessarily indicative of the results to be expected for the year ending December 31, 2013 or for any other period. The financial statements should be read in conjunction with the audited financial statements and the accompanying notes for the year ended December 31, 2012.

[2]	Revenue recognition

The Company has relationships with certain advertising service providers for advertisements within our games and revenue from these advertisers is generated through impressions, click-throughs, banner ads and offers. Revenue is recognized as advertisements are delivered, an executed contract exists, the price is fixed or determinable and collectability has been reasonably assured. Delivery generally occurs when the advertisement has been displayed or the offer has been completed by the user. Consulting revenue is recognized as the services are performed.

[3]	Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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[4]	Concentration of credit risk

One customer accounted for 37% of total revenue, and 100% of services revenue, for the period ended September 30, 2013 (see Note I). Three customers accounted 72% of total revenue for the period ended September 31, 2012, respectively. Individually, each of these customers accounted for 10% or more of revenue in their respective years. The accounts receivable balances relating to these customers do not represent a significant credit risk based on prior and subsequent collection experience.

[5]	Fair value of financial instruments

The carrying amounts of the Company's financial instruments, which include cash and cash equivalents, accounts receivable and accounts payable, approximate their fair value due to their relatively short maturities.

[6]	Cash and cash equivalents

The Company considers all highly liquid investments with an original maturity of three months or less from the date acquired to be cash equivalents.

[7]	Equipment

Equipment is stated at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets as follows

	Method	Estimated useful life
Computers	Straight line	5 years

[8]	Long-lived assets

The Company reviews long-lived assets, including equipment, for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable. An impairment loss would be recognized when estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition are less than its carrying amount. No impairments have occurred through September 30, 2013.

[9]	Virtual currency accrual

Users of the Company’s website maintain virtual currency balances which are accumulated as users participate in the Company’s online games. The amounts may become payable in cash by the Company once the user’s virtual currency balance exceeds a certain minimum threshold; a virtual currency balance of $10 or $20 based upon initial date of enrollment on the site. User accounts expire after six months of inactivity. The Company records an accrual for potential virtual currency payouts at the end of each reporting period based on historical payout experience and current virtual currency balances. At September 30, 2013 and December 31, 2012, the Company recorded a liability of totaling $10,000 relating to potential future virtual currency payouts.

[10]	Stock-based compensation

The Company accounts for stock-based compensation to employees and non-employees using the fair value method in accordance with Accounting Standards Codification (“ASC”) Topic 718, Stock Compensation. All share-based payments to employees, including grants of employee stock options, are recognized as compensation expense in the financial statements based on their fair values. The Company estimates the fair value of such awards using the Black-Scholes option pricing model. Since the Company is a nonpublic entity similar public instruments were utilized to estimate volatility of the entity's share price. The Company substituted the historical volatility of the tested industry sector and developed an estimated index for the expected volatility of its share price. The fair values of awards are recognized as compensation expense over the requisite service period, which is generally the vesting period of the award.

[11]	Advertising and promotional costs

All costs associated with advertising are expensed as incurred. Advertising expense, which is included in the Company’s operating expenses, was approximately $46,810 and $94,935 for the nine months ended September 30, 2013 and 2012, respectively.

[12]	Income taxes

The Company accounts for income taxes in accordance with ASC 740-10, Income Taxes, which prescribes an asset and liabilities method of accounting for income taxes. Under ASC 740-10, deferred tax assets and liabilities are recognized for the future tax consequences attributable to the differences between the financial statement carrying amounts of the existing assets and liabilities and the respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in results of operations in the period that the tax rate change occurs. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

7

The Company recognizes uncertain income tax positions, using a minimum recognition threshold before being recognized in the financial statements. Management is responsible for determining whether a tax position taken by the Company is more likely than not to be sustained on its merits. Tax laws are complex and subject to different interpretations by the taxpayer and taxing authorities. Significant judgment is required when evaluating tax positions and related uncertainties. Future events such as changes in tax legislation could require a provision for income taxes and any such changes could significantly affect amounts reported in the statement of operations. There were no significant uncertain tax positions at September 30, 2013 and December 31, 2012. The Company’s income tax returns for the years ended December 31, 2010, 2011 and 2012 are subject to examination by the Internal Revenue Service and other various taxing authorities, generally for three years after they were filed.

NOTE C – EQUIPMENT

	September 30, 2013	December 31, 2012
Computers	$6,712	$3,878
Less accumulated depreciation	(1,087)	(421)
Equipment, net	$5,625	$3,457

Related depreciation expense was $666 and $225 for nine months ended September 30, 2013 and 2012, respectively.

NOTE D - MEMBERS’ CAPITAL

The Company was formed on October 22, 2009 as a limited liability company in the State of Delaware. The Company’s LLC agreement authorized the issuance of 10,000,000 Member Units which were designated as either common units or nonvoting units. As of December 31, 2011, 971,500 common units and 28,500 nonvoting units were issued and outstanding, respectively.

On May 24, 2012, the Company was converted from a limited liability company into a corporation. In conjunction with the conversion, the Company purchased 92,268 Member Units from certain of its former Members for an amount totaling $2,307 or $0.025 per Member Unit. Immediately after the repurchase, all remaining Member Units outstanding were then automatically converted into shares of the Company’s common stock at a rate of 10 shares per Member Unit (see Note E1). All Member Units were cancelled upon repurchase/conversion and were no longer considered to be outstanding.

Under the terms of the LLC Agreement, allocations of profits, losses, and distributions are in the following priorities:

[1]	Distributions

Distributions of cash and other assets shall be made to Members pro rata in proportion to the number of common units held by each Member. Upon any liquidation event, the Company’s assets shall be distributed to the Members in the following priority: (i) First, to the Common Members pro rata in proportion to the number of common units held by each, until an aggregate amount equal to the capital contributions attributed to such common unit has been distributed; and (ii) Second, to the Common Members pro rata in proportion to the number of common units held by each.

[2]	Net income and losses

Net income and losses shall be allocated among the Members in a manner such that if the Company were to liquidate completely after the end of such fiscal year or other accounting period and, in connection with such liquidation, sell all of its assets at their carrying value and settle all of its liabilities to the extent of its available assets; then the distribution of any remaining cash to the Members in accordance with their respective capital account balances shall correspond as closely as possible to the manner of the liquidating distributions as discussed above.

NOTE E - EQUITY

[1]	Capitalization

Pursuant to the certificate of incorporation dated May 24, 2012, the Company authorized 21,794,500 shares of stock consisting of (i) 20,000,000 shares of common stock, $0.00001 par value, and (ii) 1,794,500 shares of Series Seed Preferred Stock, $0.00001 par value.

On May 24, 2012, in conjunction with the conversion of the Company from a limited liability company to a corporation, all Member Units then outstanding were converted into shares of the Company’s common stock at a rate of 10 shares per Member Unit (see Note D). As a result, 1,227,732 Member Units were converted into 12,277,320 shares of the Company’s common stock.

Certain shares of common stock issued to the former Members were subject to Stock Restriction Agreements (“Restriction Agreements”). Pursuant to the Restriction Agreements, the Company has the right, but not the obligation, to repurchase any unvested shares of common stock in the event of termination of employment at a price of $0.00001 per share. For the 10,774,880 shares subject to the Restriction Agreements, 33 1/3% of the shares were released from the repurchase right effective May 24, 2012 and 1/36th monthly thereafter over a three-year period, subject to certain acceleration provisions upon change in control. As of December 31, 2012 and September 30, 2013, 0 and 129,426 shares had been repurchased by the Company, respectively. At December 31, 2012 and September 30, 2013, 7,288,950 and 7,159,524 shares, respectively, were subject to repurchase by the Company.

8

On May 24, 2012, the Company raised $519,998 from the sale of 1,696,226 shares of the Company’s Series Seed Preferred Stock at a price of $0.306562 per share. Issuance costs related to this financing amounted to $55,995 and have been recorded as a reduction in proceeds from Series Seed Preferred Stock. Included in issuance cost is a cash payment of $50,000 and the fair value of warrants issued in connection with the Series Seed Preferred Stock financing (see Note G).

In addition, on May 24, 2012, $30,000 of outstanding principal on the convertible notes payable held by former Members was converted into 97,857 shares of Series Seed Preferred Stock at a price of $0.306562 per share (see Note D).

[2]	Preferred stock

The Company’s certificate of incorporation authorized 1,794,500 shares of Series Seed Preferred Stock. The shares of Series Seed Preferred Stock are entitled to the following rights:

(a)	Dividends

All dividends shall be declared pro rata on the common stock and Series Seed Preferred Stock on a pari passu basis according to the number of shares of common stock held by such holders. For this purpose, each holder of shares of Series Seed Preferred Stock shall be treated as holding the number of shares of common stock then issuable upon conversion of all shares of Series Seed Preferred stock held by such holder.

(b)	Voting

The holders of Series Seed Preferred Stock are entitled to vote, together with the holders of common stock, on all matters submitted to stockholders for vote and are entitled to the number of votes equal to the number of shares of common stock into which each share of Series Seed Preferred Stock is convertible.

(c)	Liquidation

With respect to liquidation preference, the distributions to stockholders will be distributed in the following order of priority: (i) the holders of shares of Series Seed Preferred Stock and (ii) the holders of shares of common stock. Holders of Series Seed Preferred Stock are entitled to receive an amount per share equal to the greater of (a) the sum of (i) the liquidation preference of $0.306562 per share and (ii) all declared but unpaid dividends on such share, or (b) such amount per share as would have been payable had all shares of Series Seed Preferred Stock had been converted into common stock immediately prior to such liquidation. The holders of common stock shall be entitled to receive the remaining assets of the Company on a pro rata basis. If upon liquidation, the assets of the Company are insufficient to pay holders for the full amounts, then the assets shall be distributed pro rata among the holders of Series Seed Preferred Stock in proportion to the amounts they would otherwise be entitled.

(d)	Conversion

Subject to certain events as defined in the Company’s certificate of incorporation, the Series Seed Preferred Stock is convertible to common stock at the option of the holder at a defined conversion rate. At December 31, 2012 and September 30, 2013, the conversion rate was 1:1.

All shares of Series Seed Preferred Stock are automatically converted into shares of common stock, at the then effective conversion rate, immediately prior to the closing of an initial public offering or upon the receipt of a written request for such conversion from the holders of a majority of the Series Seed Preferred Stock then outstanding.

NOTE F - WARRANTS

On December 12, 2012, the Company issued warrants to purchase shares 32,619 shares of Series Seed Preferred Stock for services provided in connection with the Series Seed Preferred Stock issuance. The warrants are fully exercisable on the grant date at an exercise price of $0.306562 per share. Pursuant to the warrant purchase agreement, shall the Company be unable to gain the necessary approvals to increase its authorized shares of Series Seed Preferred Stock prior to the earlier of two years from the grant date or the expiration date of the warrants, the holder of the warrants is entitled to purchase 142,857 shares of the Company’s common stock at an exercise price of $0.07 per share, in lieu of shares of Series Seed Preferred Stock. The warrants will expire upon the earlier of (i) March 31, 2022, (ii) the acquisition of the Company by another entity, (iii) the sale of substantially of the Company’s assets or (iv) the closing of an initial public offering. The fair value of the warrants has been recorded as a reduction in proceeds from Series Seed Preferred Stock issuance.

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NOTE G - STOCK OPTION PLAN

On May 24, 2012, the Company adopted the 2012 Equity Incentive Plan (“Plan”). The Plan provides for the grant to employees, directors and consultants of stock options, stock appreciation rights and restricted stock. A total of 3,517,853 shares may be issued to eligible employees under the Plan pursuant to the exercise of stock options. Stock options are generally exercisable over a 10-year period and vest within a 5-year period.

All stock options granted through September 30, 2013 have been granted with an exercise price equal to the fair market value on the date of grant. A summary of the Company’s stock option activity as of September 30, 2013 is summarized below:

	Shares	Range of exercise price	Weighted average exercise price
Options outstanding at January 1, 2012	-	$-	$-
Granted	1,133,450	0.07	0.07
Exercised	-	-	-
Forfeited	-	-	-
Options outstanding at December 31, 2012	1,133,450	$0.07	$0.07
Granted	395,338	0.07	0.07
Exercised	-	-	-
Forfeited	-	-	-
Options outstanding at September 30, 2013	1,528,788	$0.07	$0.07

During 2012 and 2013, the Company granted stock options for 1,133,450 and 395,338 shares of common stock to employees, directors and consultants, respectively. These stock options have vesting periods of 5 years and expire 10 years after the date of grant.

In accordance with ASC 718, Stock Compensation, the Company recorded the fair value of the options issued to the employees, directors and consultants during the year ended December 31, 2012 and the nine months ended September 30, 2013. The fair value of the options was determined using the Black Scholes option pricing model with the following assumptions: exercise price, $0.07; share price, $0.07; term, 10-years; no dividend yield; weighted average risk-free interest rate, 1.15%; weighted average volatility of 68.1%. The assumptions used in the Black Scholes option pricing model are highly subjective and can significantly affect the resulting valuation.

At December 31, 2012 and September 30, 2013, options to purchase 118,068 and 261,939 shares of common stock were exercisable, respectively. The weighted average contractual life of options outstanding as of December 31, 2012 and September 30, 2013 is 9.61 and 9.03 years, respectively. The weighted average grant date fair value of stock options granted during the year ended December 31, 2012 and nine months ended September 30, 2013 was $0.05.

The unrecognized expense related to stock options at December 31, 2012 and September 30, 2013 is $50,769 and $63,342, respectively, all of which was expensed subsequent to the quarter ended September 30, 2013. The Plan was cancelled effective November 11, 2013 (see Note I).

NOTE H – INCOME TAXES

The Company elected to be taxed as a C Corporation effective May 24, 2012. The deferred tax asset as of December 31, 2012 was approximately $72,000. The deferred tax asset as of September 30, 2013 was estimated to be $74,000. In determining the realization of the Company’s net deferred tax asset, the Company considered numerous factors, including historical profitability, estimated future taxable income, and the industry in which it operates. Based on this information the Company has provided a valuation allowance for the full amount of its net deferred tax asset because the Company has determined that it is more likely than not that it will be realized.

As of December 31, 2012, the Company had gross operating loss carry forwards of approximately $181,000 for Federal and New Jersey state income tax purposes, both of which will begin to expire in 2032. As of September 30, 2013, the Company had gross operating loss carry forwards of approximately $192,000.

NOTE I - SUBSEQUENT EVENTS

On November 11, 2013, the Company entered into an agreement with MGT Capital Investments, Inc. (“MGT”) in which, subject to certain closing considerations, MGT will acquire 100% of the common and preferred stock of the Company. In exchange, holders of the Company’s common and preferred stock shall receive a number of shares of MGT’s common stock as designated under the agreement. Upon closing, all of the Company’s stock options then outstanding, whether vested or unvested, shall be immediately cancelled and converted into shares of MGT’s common stock. The Company has a consulting agreement in place with MGT which comprised 100% of the consulting revenue for the nine months ended September 30, 2013.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the

Board of Directors and Stockholders

Avcom, Inc.

We have audited the accompanying balance sheets of Avcom, Inc. (the “Company”) as of December 31, 2012 and 2011, and the related statements of operations, equity and cash flows for each of the years then ended. The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company has incurred losses and net cash outflows since its inception in 2010 that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note A. The financial statements do not include any adjustment that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

/s/ EisnerAmper llp

Iselin, NJ

November 20, 2013

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AVCOM, INC.

BALANCE SHEETS

	December 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$280,539	$24,425
Accounts receivable	1,248	14,011
Prepaid expenses	-	300
Total current assets	281,787	38,736

Non-current assets:
Equipment, net	3,457	-
Total assets	$285,244	$38,736

LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	$43,839	$5,900
Virtual currency accrual	10,000	10,000
Total current liabilities	53,839	15,900

Convertible notes payable	-	30,000
Total liabilities	53,839	45,900

EQUITY
Preferred stock, $0.00001 par value, 1,794,500 and 0 shares authorized, 1,794,083 and 0 shares issued and outstanding	494,003	-
Common stock, $0.00001 par value, 20,000,000 and 0 shares authorized, 12,277,320 and 0 shares issued and outstanding	123	-
Additional paid in capital	16,968	-
Members' capital	-	7,500
Accumulated deficit	(279,689)	(14,664)
Total stockholders’ equity / (deficit)	231,405	(7,164)

Total liabilities and equity	$285,244	$38,736

See accompanying notes to financial statements.

12

AVCOM, INC.

STATEMENTS OF OPERATIONS

	Year ended December 31,
	2012	2011
Revenues	$213,829	$238,833

Operating expenses:
General and administrative	341,414	88,029
Advertising	137,440	133,271
Total operating expenses	478,854	221,300

Net (loss) / income	$(265,025)	$17,533

See accompanying notes to financial statements.

13

AVCOM, INC.

STATEMENTS OF EQUITY

For the nine months ended September 30, 2013

	Preferred Stock		Common Stock		Additional paid-in	Members’	Accumulated	Total
	Shares	Amounts	Shares	Amounts	capital	Capital	Deficit	Equity
Balance, January 1, 2011	-	$-	-	$-	$-	$7,500	$(32,197)	$(24,697)
Net income	-	-	-	-	-	-	17,533	17,533
Balance, December 31, 2011	-	$-	-	$-	$-	$7,500	$(14,664)	$(7,164)
Repurchase of Member Units	-	-	-	-	(2,307)	-	-	(2,307)
Conversion of Member Units into Common Stock	-	-	12,277,320	123	7,377	(7,500)	-	-
Issuance of Series Seed Preferred Stock, net of issuance costs of $55,995	1,696,226	464,003	-	-	5,995	-	-	469,998
Conversion of convertibles notes into Series Seed Preferred Stock	97,857	30,000	-	-	-	-	-	30,000
Stock-based compensation expense	-	-	-	-	5,903	-	-	5,903
Net loss	-	-	-	-	-	-	(265,025)	(265,025)
Balance, December 31, 2012	1,794,083	$494,003	12,277,320	$123	$16,968	$-	$(279,689)	$231,405

See accompanying notes to financial statements.

14

AVCOM, INC.

STATEMENTS OF CASH FLOWS

	Year ended December 31,
	2012	2011
Cash flows from operating activities:
Net (loss) / income	$(265,025)	$17,533
Adjustments to reconcile net (loss) / income to net cash (used in) / provided by operating activities:
Depreciation expense	421	-
Stock-based compensation expense	5,903	-
Net changes in assets and liabilities:
Accounts receivable	12,763	(10,859)
Prepaid expenses	300	(300)
Accounts payable and accrued expenses	37,939	4,315
Virtual currency accrual	-	10,000
Net cash (used in) / provided by operating activities	(207,699)	20,689

Cash flows from investing activities:
Purchase of equipment	(3,878)	-
Net cash used in investing activities	(3,878)	-

Cash flows from financing activities:
Repurchase of Member Units	(2,307)	-
Issuance of Series Seed Preferred Stock, net of issuance costs	469,998	-
Net cash provided by financing activities	467,691	-

Net change in cash and cash equivalents	256,114	20,689
Cash and cash equivalents, beginning of year	24,425	3,736
Cash and cash equivalents, end of year	$280,539	$24,425

Supplemental disclosure of non-cash financing activities:
Conversion of notes payable into Series Seed Preferred Stock	$30,000	$-
Conversion of Members Units into Common Stock	$7,500	$-
Issuance of warrants in connection with Series Seed Preferred Stock	$5,995	$-

Supplemental disclosure of cash flow information:
Cash paid for taxes	$2,171	$-

See accompanying notes to financial statements.

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AVCOM, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 30, 2012 AND 2011

NOTE A - NATURE OF OPERATIONS AND BASIS OF PRESENTATION

[1]	Nature of operations

Avcom, Inc. (the “Company”), a Delaware corporation, develops, markets and operates online games which are accessible through the Company’s owned and operated website, Freeawesome.com. All of the Company’s games are free to play and all revenues are generated through advertising.

The Company was formed as a limited liability company in the State of Delaware on April 19, 2007 and was converted into a corporation effective May 24, 2012 (see Note E).

[2]	Liquidity

The accompanying financial statements have been prepared on a going-concern basis, which contemplates the continuation of operations, realization of assets, and liquidation of liabilities in the ordinary course of business.

Since inception, the Company has generated a cumulative loss of $279,689 and has incurred net operating cash outflows of $219,908. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management intends to fund future operations through additional equity offerings, future revenues or a potential sale of the Company (see also Note J). There can be no assurance that the Company will be successful in obtaining financing at the level needed for long-term operations or on terms acceptable to the Company, or that the Company will achieve profitability or positive cash flow or that the Company will be successful in its efforts to sell the Company. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[1]	Revenue recognition

The Company has relationships with certain advertising service providers for advertisements within our games and revenue from these advertisers is generated through impressions, click-throughs, banner ads and offers. Revenue is recognized as advertisements are delivered, an executed contract exists, the price is fixed or determinable and collectability has been reasonably assured. Delivery generally occurs when the advertisement has been displayed or the offer has been completed by the user.

[2]	Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

[3]	Concentration of credit risk

Three and five customers accounted for 64% of revenue for the years ended December 31, 2012 and 2011, respectively. Individually, each of these customers accounted for 10% or more of revenue in their respective years. The accounts receivable balances relating to these customers do not represent a significant credit risk based on prior and subsequent collection experience.

[4]	Fair value of financial instruments

The carrying amounts of the Company's financial instruments, which include cash and cash equivalents, accounts receivable and accounts payable, approximate their fair value due to their relatively short maturities. The carrying amount of the Company’s convertible notes payable at December 31, 2011 approximates its fair value as the notes were converted into an equivalent number of shares of the Company’s Series Seed Preferred Stock during 2012.

[5]	Cash and cash equivalents

The Company considers all highly liquid investments with an original maturity of three months or less from the date acquired to be cash equivalents.

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[6]	Equipment

Equipment is stated at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets as follows.

	Method	Estimated useful life
Computers	Straight line	5 years

[7]	Long-lived assets

The Company reviews long-lived assets, including equipment, for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable. An impairment loss would be recognized when estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition are less than its carrying amount. No impairments have occurred through December 31, 2012.

[8]	Virtual currency accrual

Users of the Company’s website maintain virtual currency balances which are accumulated as users participate in the Company’s online games. The amounts may become payable in cash by the Company once the user’s virtual currency balance exceeds a certain minimum threshold; a virtual currency balance of $10 or $20 based upon initial date of enrollment on the site. User accounts expire after six months of inactivity. The Company records an accrual for potential virtual currency payouts at the end of each reporting period based on historical payout experience and current virtual currency balances. At December 31, 2012 and 2011, the Company recorded a liability of totaling $10,000 relating to potential future virtual currency payouts.

[9]	Stock-based compensation

The Company accounts for stock-based compensation to employees and non-employees using the fair value method in accordance with Accounting Standards Codification (“ASC”) Topic 718, Stock Compensation. All share-based payments to employees, including grants of employee stock options, are recognized as compensation expense in the financial statements based on their fair values. The Company estimates the fair value of such awards using the Black-Scholes option pricing model. Since the Company is a nonpublic entity similar public instruments were utilized to estimate volatility of the entity's share price. The Company substituted the historical volatility of the tested industry sector and developed an estimated index for the expected volatility of its share price. The fair values of awards are recognized as compensation expense over the requisite service period, which is generally the vesting period of the award.

[10]	Advertising and promotional costs:

All costs associated with advertising are expensed as incurred. Advertising expense, which is included in the Company’s operating expenses, was approximately $137,000 and $133,000 for the years ended December 31, 2012 and 2011, respectively.

[11]	Income taxes:

The Company accounts for income taxes in accordance with ASC 740-10, Income Taxes, which prescribes an asset and liabilities method of accounting for income taxes. Under ASC 740-10, deferred tax assets and liabilities are recognized for the future tax consequences attributable to the differences between the financial statement carrying amounts of the existing assets and liabilities and the respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in results of operations in the period that the tax rate change occurs. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company recognizes uncertain income tax positions, using a minimum recognition threshold before being recognized in the financial statements. Management is responsible for determining whether a tax position taken by the Company is more likely than not to be sustained on its merits. Tax laws are complex and subject to different interpretations by the taxpayer and taxing authorities. Significant judgment is required when evaluating tax positions and related uncertainties. Future events such as changes in tax legislation could require a provision for income taxes and any such changes could significantly affect amounts reported in the statement of operations. There were no significant uncertain tax positions at December 31, 2012 and 2011. The Company’s income tax returns for 2010, 2011 and 2012 are subject to examination by the Internal Revenue Service and other various taxing authorities, generally for three years after they were filed.

NOTE C - EQUIPMENT

December 31, 2012
Computers	$3,878
Less accumulated depreciation	(421)
Equipment, net	$3,457

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Related depreciation expense was $421 and $0 for the years ended December 31, 2012 and 2011, respectively.

NOTE D - CONVERTIBLE NOTES PAYABLE

During the year ended December 31, 2010, the Company issued notes payable to former members amounting to $30,000. The notes payable did not accrue interest and had no stated maturity date.. As of December 31, 2011, the outstanding principal balance on the notes payable was $30,000. In conjunction with conversion of the Company from a limited liability company to a corporation on May 24, 2012, the outstanding principal balance on the notes payable was converted into 97,857 shares of the Company’s Series Seed Preferred Stock (see Note F1).

NOTE E - MEMBERS’ CAPITAL

The Company was formed on October 22, 2009 as a limited liability company in the State of Delaware. The Company’s LLC agreement authorized the issuance of 10,000,000 Member Units which were designated as either common units or nonvoting units. As of December 31, 2011, 971,500 common units and 28,500 nonvoting units were issued and outstanding, respectively.

On May 24, 2012, the Company was converted from a limited liability company into a corporation. In conjunction with the conversion, the Company purchased 92,268 Member Units from certain of its former Members for an amount totaling $2,307 or $0.025 per Member Unit. Immediately after the repurchase, all remaining Member Units outstanding were then automatically converted into shares of the Company’s common stock at a rate of 10 shares per Member Unit (see Note F1). All Member Units were cancelled upon repurchase/conversion and were no longer considered to be outstanding.

Under the terms of the LLC Agreement, allocations of profits, losses, and distributions are in the following priorities:

[1]	Distributions

Distributions of cash and other assets shall be made to Members pro-rata in proportion the number of common units held by each Member. Upon any liquidation event, the Company’s assets shall be distributed to the Members in the following priority: (i) First, to the Common Members pro-rata in proportion to the number of common units held by each, until an aggregate amount equal to the capital contributions attribute to such common unit has been distributed; and (ii) Second, to the Common Members pro-rata in proportion to the number of common units held by each.

[2]	Net income and losses

Net income and losses shall be allocated among the Members in a manner such that if the Company were to liquidate completely after the end of such fiscal year or other accounting period and, in connection with such liquidation, sell all of its assets at their carrying value and settle all of its liabilities to the extent of its available assets, then the distribution of any remaining cash to the Members in accordance with their respective capital account balances shall correspond as closely as possible to the manner of the liquidating distributions as defined.

NOTE F - EQUITY

[1]	Capitalization

Pursuant to the certificate of incorporation dated May 24, 2012, the Company authorized 21,794,500 shares of stock consisting of (i) 20,000,000 shares of common stock, $0.00001 par value, and (ii) 1,794,500 shares of Series Seed Preferred Stock, $0.00001 par value.

On May 24, 2012, in conjunction with the conversion of the Company from a limited liability company to a corporation, all Member Units then outstanding were converted into shares of the Company’s common stock at a rate of 10 shares per Member Unit (see Note E). As a result, 1,227,732 Member Units were converted into 12,277,320 shares of the Company’s common stock.

Certain shares of common stock issued to the former Members were subject to Stock Restriction Agreements (“Restriction Agreements”). Pursuant to the Restriction Agreements, the Company has the right, but not the obligation, to repurchase any unvested shares of common stock in the event of termination of employment at a price of $0.00001 per share. For the 10,774,880 shares subject to the Restriction Agreements, 33 1/3% of the shares were released from the repurchase right effective May 24, 2012 and 1/36th monthly thereafter over a three-year period, subject to certain acceleration provisions upon change in control. As of December 31, 2012, no shares had been repurchased by the Company. At December 31, 2012, 7,288,950 shares were subject to repurchase by the Company.

On May 24, 2012, the Company raised $519,998 from the sale of 1,696,226 shares of the Company’s Series Seed Preferred Stock at a price of $0.306562 per share. Issuance costs related to this financing amounted to $55,995 and have been recorded as a reduction in proceeds from Series Seed Preferred Stock. Included in issuance cost is a cash payment of $50,000 and the fair value of warrants issued in connection with the Series Seed Preferred Stock financing (see Note G).

In addition, on May 24, 2012, $30,000 of outstanding principal on the convertible notes payable held by former Members was converted into 97,857 shares of Series Seed Preferred Stock at a price of $0.306562 per share (see Note D).

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[2]	Preferred stock

The Company’s certificate of incorporation authorized 1,794,500 shares of Series Seed Preferred Stock. The shares of Series Seed Preferred Stock are entitled to the following rights:

(a)	Dividends

All dividends shall be declared pro-rata on the common stock and Series Seed Preferred Stock on a pari-passu basis according to the number of shares of common stock held by such holders. For this purpose, each holder of shares of Series Seed Preferred Stock shall be treated as holding the number of shares of common stock then issuable upon conversion of all shares of Series Seed Preferred stock held by such holder.

(b)	Voting

The holders of Series Seed Preferred stock are entitled to vote, together with the holders of common stock, on all matters submitted to stockholders for vote and are entitled to the number of votes equal to the number of shares of common stock into which each share of Series Seed Preferred Stock is convertible.

(c)	Liquidation

With respect to liquidation preference, the distributions to stockholders will be distributed in the following order of priority: (i) the holders of shares of Series Seed Preferred Stock and (ii) the holders of shares of common stock. Holders of Series Seed Preferred Stock are entitled to receive an amount per share equal to the greater of (a) the sum of (i) the liquidation preference of $0.306562 per share and (ii) all declared but unpaid dividends on such share, or (b) such amount per share as would have been payable had all shares of Series Seed Preferred Stock had been converted into common stock immediately prior to such liquidation. The holders of common stock shall be entitled to receive the remaining assets of the Company on a pro-rata basis. If upon liquidation, the assets of the Company are insufficient to pay holders for the full amounts, then the assets shall be distributed pro-rata among the holders of Series Seed Preferred Stock in proportion to the amounts they would otherwise be entitled.

(d)	Conversion

Subject to certain events as defined in the Company’s certificate of incorporation, the Series Seed Preferred Stock is convertible to common stock at the option of the holder at a defined conversion rate. At December 31, 2012, the conversion rate was 1:1.

All shares of Series Seed Preferred stock are automatically converted into shares of common stock, at the then effective conversion rate, immediately prior to the closing of an initial public offering or upon the receipt of a written request for such conversion from the holders of a majority of the Series Seed Preferred Stock then outstanding.

NOTE G - WARRANTS

On December 12, 2012, the Company issued warrants to purchase shares 32,619 shares of Series Seed Preferred Stock for services provided in connection with the Series Seed Preferred Stock issuance. The warrants are fully exercisable on the grant date at an exercise price of $0.306562 per share. Pursuant to the warrant purchase agreement, shall the Company be unable to gain the necessary approvals to increase its authorized shares of Series Seed Preferred Stock prior to the earlier of two years from the grant date or the expiration date of the warrants, the holder of the warrants is entitled to purchase 142,857 shares of the Company’s common stock at an exercise price of $0.07 per share, in lieu of shares of Series Seed Preferred Stock. The warrants will expire upon the earlier of (i) March 31, 2022, (ii) the acquisition of the Company by another entity, (iii) the sale of substantially all of the Company’s assets or (iv) the closing of an initial public offering. The fair value of the warrants has been recorded as a reduction in proceeds from Series Seed Preferred Stock issuance.

NOTE H - STOCK OPTION PLAN

On May 24, 2012, the Company adopted the 2012 Equity Incentive Plan (“Plan”). The Plan provides for the grant to employees, directors and consultants of stock options, stock appreciation rights and restricted stock. A total of 3,517,853 shares may be issued to eligible employees under the Plan pursuant to the exercise of stock options. Stock options are generally exercisable over a 10-year period and vest within a 5-year period.

All stock options granted through December 31, 2012 have been granted with an exercise price equal to the fair market value on the date of grant. A summary of the Company’s stock option activity as of December 31, 2012 is summarized below:

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	Shares	Range of exercise price	Weighted average exercise price
Options outstanding at January 1, 2012	-	$-	$-
Granted	1,133,450	0.07	0.07
Exercised	-	-	-
Forfeited	-	-	-
Options outstanding at December 31, 2012	1,133,450	$0.07	$0.07

During 2012, the Company granted stock options for 1,133,450 shares of common stock to employees, directors and consultants. These stock options have vesting periods of 5 years and expire 10 years after the date of grant.

In accordance with ASC 718, Stock Compensation, the Company recorded the fair value of the options issued to the employees, directors and consultants during the year ended December 31, 2012. The fair value of the options was determined using the Black Scholes option pricing model with the following assumptions: exercise price, $0.07; share price, $0.07; term, 10-years; no dividend yield; weighted average risk-free interest rate, 1.15%; weighted average volatility of 68.1%. The assumptions used in the Black Scholes option pricing model are highly subjective and can significantly affect the resulting valuation.

At December 31, 2012, options to purchase 118,068 shares of common stock were exercisable. The weighted average contractual life of options outstanding as of December 31, 2012 is 9.61 years. The weighted average grant date fair value of stock options granted during the year ended December 31, 2012 was $0.05.

The unrecognized expense related to stock options at December 31, 2012 is $50,769, all of which will be expensed in 2013 as the Plan was cancelled effective November 11, 2013 (see Note I).

NOTE I - INCOME TAXES

The Company elected to be taxed as a C Corporation effective May 24, 2012. The deferred tax asset as of December 31, 2012 was approximately $72,000. In determining the realizability of the Company’s net deferred tax asset, the Company considered numerous factors, including historical profitability, estimated future taxable income, and the industry in which it operates. Based on this information the Company has provided a valuation allowance for the full amount of its net deferred tax asset because the Company has determined that it is not more likely than not that it will be realized.

As of December 31, 2012, the Company had gross operating loss carry forwards of approximately $181,000 for Federal and New Jersey state income tax purposes, both of which will begin to expire in 2032.

NOTE J - SUBSEQUENT EVENTS

On January 4, 2013, the Company repurchased 129,426 shares of common stock which were subject to Restriction Agreements.

On November 11, 2013, the Company entered into an agreement with MGT Capital Investments, Inc. (“MGT”) in which, subject to certain closing considerations, MGT will acquire 100% of the common and preferred stock of the Company. In exchange, holders of the Company’s common and preferred stock shall receive a number of shares of MGT’s common stock as designated under the agreement. Upon closing, all of the Company’s stock options then outstanding, whether vested or unvested, shall be immediately cancelled and converted into shares of MGT’s common stock.

The Company evaluated all subsequent events that occurred through November 20, 2013, which is the date that the financial statements were available to be issued.

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